UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 17, 2011

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV		89502
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 1.01	Entry into Material Definitive Agreement

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 10.1	Second Amendment to Share Subscription Agreement

EX. 99.1	Press Release

Item 1.01   Entry into Material Definitive Agreement

 On May 17, 2011, Altair Nanotechnologies Inc. (the “Company”) and Canon Investment Holdings Limited (“Canon”) entered into a Second Amendment to Share Subscription Agreement (the “Second Amendment”) to the Share Subscription Agreement dated September 20, 2010 as previously amended by the First Amendment to Share Subscription Agreement dated as of February 16, 2011 (the “Agreement”) between the Company and Canon. Key amendments to the Agreement effected by the Second Amendment include the following:

•	the extension of the closing deadline and closing date under the Agreement to June 3, 2011;

•	the waiver of all provisions in the Agreement that prohibit the Company from soliciting investments in, or purchases of, the Company, its securities or its assets;

•	the elimination of the termination fee and related penalty provisions of the Agreement; and

•	the granting to both parties of the right to terminate the Agreement without liability.

The foregoing description of the Second Amendment is a summary only and is qualified in its entirety by the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01   Regulation FD Disclosure.

On May 17, 2011 the Company issued a press release entitled “Altair Nanotechnologies Announces Second Extension of Share Subscription Agreement with Canon Investment Holdings”.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

10.1           Second Amendment to Share Subscription Agreement dated May 17, 2011 by and between Altair Nanotechnologies Inc. and Canon Investment Holdings Limited.

99.1           Press release issued by Altair Nanotechnologies Inc. dated May 17, 2011 entitled “Altair Nanotechnologies Announces Second Extension of Share Subscription Agreement with Canon Investment Holdings”

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: May 17, 2011	By:	/s/ John Fallini
John Fallini, Chief Financial Officer